                                   Black Ink

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                 Proxy for Common Shares Solicited on Behalf of
     the Board of Directors for the Special Meeting of the Shareholders of
                        TELEPHONE AND DATA SYSTEMS, INC.
                         To Be Held on __________, 1998

         The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald
    C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on __________, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

     The Board of Directors recommends a vote "FOR" each of the Proposals.

                           (Continued on Reverse Side)

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                         TELEPHONE AND DATA SYSTEMS, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /X/

    The Board of Directors recommends a vote "FOR" each of the Proposals.

1.   TRACKING STOCK PROPOSAL             FOR / /  AGAINST / /    ABSTAIN / /

2.   AMENDMENT AND ADJUSTMENT OF PLANS   FOR / /  AGAINST / /    ABSTAIN / /

3.   1998 LONG-TERM INCENTIVE PLAN       FOR / /  AGAINST / /    ABSTAIN / /

4. In accordance with their discretion, to vote as indicated on the reverse side and upon all other matters that may properly come before said Special Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


     Dated:                , 1998     Please Sign Here
            ---------------                           --------------------------


                                                      --------------------------

     Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

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

                                    Blue Ink

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     Proxy for Preferred Shares Issued After October 31, 1981 Solicited on
Behalf of the Board of Directors for the Special Meeting of the Shareholders of
                      TELEPHONE AND DATA SYSTEMS, INC.
                       To Be Held on __________, 1998

         The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald
    C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on __________, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

     The Board of Directors recommends a vote "FOR" each of the Proposals.

                          (Continued on Reverse Side)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        TELEPHONE AND DATA SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

     The Board of Directors recommends a vote "FOR" each of the Proposals.

1.   TRACKING STOCK PROPOSAL             FOR / /  AGAINST / /    ABSTAIN / /

2.   AMENDMENT AND ADJUSTMENT OF PLANS   FOR / /  AGAINST / /    ABSTAIN / /

3.   1998 LONG-TERM INCENTIVE PLAN       FOR / /  AGAINST / /    ABSTAIN / /

4. In accordance with their discretion, to vote as indicated on the reverse side and upon all other matters that may properly come before said Special Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


     Dated:                , 1998     Please Sign Here
            ---------------                           --------------------------


                                                      --------------------------

    Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

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

                                    Red Ink

--------------------------------------------------------------------------------
   Proxy for Preferred Shares Issued Prior to October 31, 1981 Solicited on Behalf of the Board of Directors for the Special Meeting of the Shareholders of
                      TELEPHONE AND DATA SYSTEMS, INC.
                       To Be Held on __________, 1998

         The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald
    C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on __________, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

    The Board of Directors recommends a vote "FOR" each of the Proposals.

                          (Continued on Reverse Side)
--------------------------------------------------------------------------------


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                        TELEPHONE AND DATA SYSTEMS, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.   /X/

     The Board of Directors recommends a vote "FOR" each of the Proposals.


1.   TRACKING STOCK PROPOSAL             FOR / /  AGAINST / /    ABSTAIN / /

2.   AMENDMENT AND ADJUSTMENT OF PLANS   FOR / /  AGAINST / /    ABSTAIN / /

3.   1998 LONG-TERM INCENTIVE PLAN       FOR / /  AGAINST / /    ABSTAIN / /

4. In accordance with their discretion, to vote as indicated on the reverse side and upon all other matters that may properly come before said Special Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


     Dated:                , 1998     Please Sign Here
            ---------------                           --------------------------


                                                      --------------------------

     Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

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

                                   Green Ink

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            Proxy for Series A Common Shares Solicited on Behalf of
     the Board of Directors for the Special Meeting of the Shareholders of
                        TELEPHONE AND DATA SYSTEMS, INC.
                         To Be Held on __________, 1998

         The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald
    C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on __________, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

     The Board of Directors recommends a vote "FOR" each of the Proposals.

                          (Continued on Reverse Side)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        TELEPHONE AND DATA SYSTEMS, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

    The Board of Directors recommends a vote "FOR" each of the Proposals.

1.   TRACKING STOCK PROPOSAL             FOR / /  AGAINST / /    ABSTAIN / /

2.   AMENDMENT AND ADJUSTMENT OF PLANS   FOR / /  AGAINST / /    ABSTAIN / /

3.   1998 LONG-TERM INCENTIVE PLAN       FOR / /  AGAINST / /    ABSTAIN / /

4. In accordance with their discretion, to vote as indicated on the reverse side and upon all other matters that may properly come before said Special Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


     Dated:                , 1998     Please Sign Here
            ---------------                           --------------------------


                                                      --------------------------

    Note: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.

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